EXHIBIT 10.7


                     ASSIGNMENT OF SUBLEASE AND MASTER LEASE
                              TERMINATION AGREEMENT

     THIS ASSIGNMENT OF SUBLEASE AND MASTER LEASE TERMINATION AGREEMENT dated this 21st day of April, 1993 between SHELDON REALTY d/b/a MURRAY M. SHELDON, 4014 Chase Avenue, Suite 210, Miami Beach, Florida 33140 ("Master Landlord") and FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, 214 N. Hogan Street, 6th Floor, Jacksonville, Florida 32202 ("Sublandlord").

                               W I T N E S S E T H

     WHEREAS, Master Landlord is the landlord under that certain lease dated April 23, 1975 (the "Master Lease") between Emmanuel Green, as landlord, and Mr. Chips of 41st Street, Inc., concerning space in a building located at 519 Arthur Godfrey Road, Miami Beach, Dade County, Florida more particularly described in the Master Lease ("the Premises"). The interests of the landlord under the Master Lease was assigned by successive assignments to the Master Landlord, and the interest of the tenant under the Master Lease was assigned by successive assignments to Sublandlord; and

     WHEREAS, Sublandlord has, with the prior written consent of the Master Landlord agreed to sublet the Premises to Shochet Securities, Inc., a Florida corporation (the "Subtenant") pursuant to that certain Sublease between the Sublandlord and Subtenant dated April 26, 1993 (the "Sublease"); and

     WHEREAS, Sublandlord has requested that the Master Landlord accept assignment of the Sublease and attornment by the Subtenant thereunder, and that the Master Landlord terminate the Master Lease following the acceptance of such assignment and release Sublandlord from any and all further liabilities thereunder; and

     WHEREAS, Master Landlord has agreed to do so, but only on the condition that the Sublandlord pay to it the sum of $34,973.00 representing the difference between the rent to be paid under the sublease and the rent due and owing under the Master Lease for the remainder of the current term, and the Sublandlord has agreed to make such payment.

     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the payment of rent in the amount of $34,973.00 by the Sublandlord to the Master Landlord, and for other good and valuable consideration, the receipt in sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. The foregoing recitations are fact are true and correct and are incorporated herein by Sublease to the Master Landlord, together with all rents and other fees and charges due thereunder, from and after the date hereof.


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     3. Simultaneously with the execution of this Agreement, the Sublandlord has paid over and delivered to the Master Landlord the security deposit of the Subtenant under the Sublease of $7,250.00, (the "Deposit") and has paid to the Master Landlord the sum of $37,246.25 constituting that portion of the rent due under the Master Lease for the remainder of the current term of $34,973.00, plus $2,273.25 for the Florida sales tax due thereon. Master Landlord accepts the Deposit and agrees to hold it in accordance with the terms of the Sublease.

     4. Master Landlord hereby accepts assignment of the Sublease and accepts attornment from the Subtenant thereunder. Master Landlord recognizes the Sublease and the Subtenant thereunder as if the Master Landlord had been a party to the Sublease from the beginning, and does hereby ratify and affirm the covenants of non-disturbance and peaceful and quiet enjoyment set forth therein. From and after the date hereof, the Sublease shall be the sole leasehold estate in the Premises granted by the Master Landlord.

     5. Master Landlord and Sublandlord do hereby terminate the Master Lease effective immediately, and release, exonerate and discharge each other from any and all further duties, obligations and liabilities thereunder. Notwithstanding the foregoing, however, neither releases or discharges the other from any obligation or liability accruing prior to the date hereof. Master Landlord accepts the payment of $34,973.00 in full settlement of any and all sums due from the Sublandlord.

     IN WITNESS WHEREOF, the parties hereto have set their hands and seals effective the day and year first above written.

/s/ Recette Muller                  SHELDON REALTY d/b/a MURRAY M. SHELDON
- --------------------------------
    Recette Muller
- --------------------------------
(Print Name)                        By: /s/ Murray M. Sheldon
                                        -----------------------------------
/s/ Ann J. Robbins - UDEL                   Murray M. Sheldon
- --------------------------------        -----------------------------------
    Ann J. Robbins - UDEL               Name (Please Print)
- --------------------------------        Its: Owner
(Print Name)                            Date: April 21, 1993

/s/ Richard E. Day                  FIRST UNION NATIONAL BANK OF
- --------------------------------    FLORIDA
    Richard E. Day
- --------------------------------
(Print Name)

/s/ Melissa Margolis                By: /s/ [ILLEGIBLE]
- --------------------------------        [_________________________________]
    Melissa Margolis                    Name (Please Print)
- --------------------------------        Its: SVP
(Print Name)                            Date: 4/26/93


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                                    SUBLEASE

     THIS SUBLEASE, dated this 26 day of April, 1993, between FIRST UNION NATIONAL BANK OF FLORIDA, a national banking association, whose address for purposes hereof is 214 Hogan Street, 6th Floor, Jacksonville, Florida 32202 ("Sublandlord"), and SHOCHET SECURITIES, INC., a Florida corporation, whose address for purposes hereof is 519 Arthur Godfrey Road, Miami Beach, Florida ("Subtenant").

                              W I T N E S S E T H:

     Sublandlord is the tenant under that certain lease dated April 23, 1975 (the "Master Lease") between Emmanuel Green, as landlord and Mr. Chip's of 41st Street, Inc., concerning space in a building located at 519 Arthur Godfrey Road, Miami Beach, Dade County, Florida more particularly described in the lease (the "Premises"). The interest of the landlord under the Master Lease was assigned by successive assignments to Sheldon Realty d/b/a Murray M. Sheldon, and the interest of the tenant under the Master Lease was assigned by successive assignments to Sublandlord. Subtenant has requested that Sublandlord lease to it the space covered by the Master Lease, and Sublandlord has agreed to do so on the terms and conditions contained herein. Accordingly, Sublandlord leases to Subtenant and Subtenant leases from Sublandlord the following described
Premises:

     Space known as the Southeast Bank space, consisting of approximately 3,000 square feet, in a building (the "building"), located at 519 Arthur Godfrey Road, Miami Beach, Florida subject always to the terms and conditions hereof, to wit:

     1. Term. The Lease term shall be sixty (60) months commencing on May 1, 1993 (the "Commencement Date"). Sublandlord agrees to deliver the Premises to Subtenant on the Commencement Date, subject to extension because of strike, lockout, acts of God, unavailability of materials, weather, governmental restrictions, enemy action, civil commotion, terrorism, fire and other casualty, and other reasons beyond the control of Sublandlord (in which event the commencement and termination dates shall be adjusted comparably). Subtenant's taking possession of the Premises shall constitute Subtenant's acknowledgment that the Premises have been properly prepared and are in satisfactory condition except for items specifically enumerated in writing by Subtenant and agreed to by Sublandlord. At the conclusion of the term Subtenant shall return the Premises to Sublandlord broom-clean and in as good condition as when possession was delivered to Subtenant, ordinary wear and tear excepted.

     2. Use. The Premises shall be used for the rendering of brokerage, investment, financial and related services, and for no other purpose. Subtenant shall not use or permit the use of the Premises for any purpose when is illegal or which creates a nuisance.

     3. Rent.

          (a) Subtenant agrees to pay to Sublandlord during the full term of this Sublease the monthly base rent specified in the Rent Schedule attached hereto as Exhibit "A", each payment of rent being due on the first day of each calendar month, in advance. The first month's rent shall be due and payable on the date of execution hereof. The monthly base rent shall be adjusted from time to time as provided in the Rent Schedule. Base rent for the first and last calendar months of the Lease Term shall


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     be prorated on a daily basis as if each were a thirty day month.

          (b) the rent due each month hereunder shall be increased on January 1 of each year by an amount equal to one-twelfth of increase, if any, in the pro rata share of the ad valorem taxes allocable to the Premises over the ad valorem taxes allocable to the Premises for the preceding year. The first such adjustment shall be made on January 1, 1994, with the 1993 tax year as the base year. A similar adjustment shall be made on January 1 of each year thereafter so long as this Sublease is in effect.

          (c) Subtenant shall pay all sales and use taxes levied or assessed against the sums due hereunder as and when said taxes are due.

          (d) If any payment due under this Sublease is not paid within seven
     (7) days after its due date, Subtenant agrees to pay a late charge equal to six percent of the amount of the then outstanding monthly rental payment due Sublandlord and a similar charge on the first day of each succeeding monthly imposed on each monthly amount that then remains unpaid (including prior unpaid late charges).

     4. Services. Subtenant acknowledges that any and all services supplied to the Premises are supplied by the landlord under the Master Lease, and hereby approves of and accepts the delivery of such services in their current form, quantity and quality. Subtenant shall be responsible for and shall pay all costs of all electrical, sewer and water utility services used by the Subtenant in the Premises.

     5. Graphics. Any and all exterior and interior signage shall be the responsibility of the Subtenant and shall be installed upon the Premises only following written approval of the landlord under the Master Lease and of the Sublandlord, which approval by Sublandlord shall not be unreasonably withheld. All signage shall comply with all laws, ordinances and rules applicable to the same.

     6. Care of the Premises. The Landlord under the Master Lease shall be responsible for all repairs to the roof and the exterior walls of the Building, and the exterior walls of the Premises. Subtenant shall maintain the Premises in good repair and condition and shall not commit or permit any waste to the Premises. Subtenant shall promptly repair any damage done to Premises and to the Building, or any part thereof, including replacement of damaged portions or items, caused by Subtenant or Subtenant's agents, employees, invitees, or visitors. All such work or repairs by Subtenant shall be effected in compliance with all applicable laws. If Subtenant fails to make such repairs or replacements promptly, Sublandlord may, at its option and following ten (10) days written notice from Sublandlord to Subtenant, make the repairs or replacements, and Suntenant shall pay the cost thereof to the Sublandlord within ten (10) days of Sublandlord's demand therefor. Subtenant shall not make or allow to be made any alterations to the Premises, or install any vending machines on the Premises, without the prior written consent of the landlord under the Master Lease, and the Sublandlord, which consent of Sublandlord shall not be unreasonably withheld. Any and all alterations to the Premises shall become the property of Sublandlord upon termination of this Sublease (except for movable equipment or furniture owned by Subtenant). Sublandlord may, nonetheless, require Subtenant to remove any and all fixtures, equipment and other improvements installed on the Premises. If Subtenant fails to do so, Sublandlord may remove the same and Subtenant agrees to pay Sublandlord on demand the cost of making repairs to the Premises caused by such removal. All equipment, pipes, conduits, outlets, wires, ducts, vents and other things supplying utility services to

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the Premises which are located within the Premises shall be maintained at its expense by the Subtenant in good condition and repair at all times. All of such items located outside the Premises shall be maintained by the Sublandlord, at its expense, in good condition and repair at all times.

     7. Parking. Subtenant shall have the right to use those portions of the designated parking areas serving the Building in common with other tenants to whom similar rights are granted on a "first-come/first-served" basis.

     8. Laws and Regulations. Subtenant agrees to comply with all applicable laws, ordinances, rules and regulations of any governmental authority having jurisdiction of the Premises or Subtenant's use thereof and the Building Rules and Regulations attached hereto as Exhibit "B", and such other nondiscriminatory rules as are published from time to time by Sublandlord for the operation of the Building.

     9. Entry by Sublandlord. Sublandlord may enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times) to inspect the condition, occupancy or use thereof, or to show the Premises to prospective purchasers, mortgagees, tenants or insurers, or to clean or make repairs, alterations or additions thereto, and Subtenant shall not be entitled to any abatement or reduction of rent by reason thereof.

     10. Assignment and Subletting. Subtenant shall not assign, sublease, transfer, pledge, or encumber this Sublease or any interest therein without Sublandlord's prior written consent. For purposes hereof the transfer of all or a controlling interest in Subtenant shall be deemed an assignment of this lease. Any attempted assignment, sublease or other transfer or encumbrance by Subtenant in violation of the terms and covenants of this paragraph shall be void. Should Subtenant desire to assign or sublet the Premises (or any portion thereof) Subtenant shall notify Sublandlord in writing and furnish to Sublandlord the name and address of the proposed assignee or subtenant together with a narrative of the business in which the Subtenant is engaged, financial statements for the immediate prior three (3) years and the proposed agreement of assignment or sublease. Within fifteen (15) business days of the furnishing of such notice and other items Sublandlord shall either (1) approve the request; (2) deny the request, stating with such denial the reasons therefor; or (3) agree to sublet the Premises (or portion thereof) from Subtenant for the balance of the term of this Sublease, on the same terms and conditions as stated in the proposed agreement of assignment or sublease, in which latter event Subtenant shall enter into the said agreement with Sublandlord as provided in the proposed agreement theretofore furnished to Sublandlord within thirty days thereafter. No assignment or subletting shall relieve Subtenant of any obligation hereunder.

     11. Mechanic's Liens. Subtenant will not permit any mechanic's liens to be placed upon the Premises or the Building. In the event any such lien is claimed against the Premises or Building because of work done for or materials furnished to Subtenant, then Subtenant shall promptly cause same to be discharged. If Subtenant fails to do so within ten (10) days after demand, then, in addition to any other right or remedy of Sublandlord, Sublandlord may, discharge the same. Any amount paid by Sublandlord for any of the aforesaid purposes and Sublandlord's reasonable attorneys' fees shall be paid by Subtenant to Sublandlord upon demand.

     12. Indemnity; Insurance. Subtenant shall indemnify and hold Sublandlord harmless for all damage to person and property occurring in, on or about the Premises, and for the acts and omissions of Subtenant and/or its employees and invitees whether in the Premises or not. Subtenant shall maintain a policy or policies of comprehensive general liability insurance satisfactory in all respects to Sublandlord, and casualty and extended coverage insurance insuring the full replacement value of all Subtenant's fixtures and personalty. All policies shall name Sublandlord as an additional insured, with the premiums thereon fully paid by Subtenant on or before their due date. The liability insurance policy shall afford minimum protection of not less than $1,000,000 combined single limit coverage of bodily injury, property damage or combination thereof. Prior to its occupancy of the Premises and from time to time thereafter as requested by Sublandlord, Subtenant shall furnish to Sublandlord certificates of the insurers providing the insurance required hereby certifying that such coverages are in full force and effect and that all premiums therefor have been paid.

     13. Waiver of Subrogation. Sublandlord and Subtenant each hereby waives any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises or the Building or any personal property of such party therein, by reason of fire, the elements, or any other cause(s) which are insured against under the terms of insurance policies, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, or employees. This waiver shall be applicable only if the same does not violate the terms of the insurance policies carried by each which insure against such loss or damage. Each party agrees to use its best efforts to obtain a waiver of subrogation endorsement on its insurance policies provided the same can be obtained without additional premium.

     14. Casualty Damage. If the Premises or any part thereof is damaged by fire or other casualty, Subtenant shall give prompt written notice thereof to Sublandlord. If the building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Sublandlord's sole opinion, be required (whether or not the Premises shall have been damaged by such casualty)or in the event any mortgagee of Sublandlord should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt, or in the event of any material uninsured loss to the Building, Sublandlord may, at its option, terminate this Sublease by notifying Subtenant in writing of such termination within ninety (90) days after the date of such damage. In such event, Subtenant shall have ninety (90) days in which to vacate the Premises following the notice of termination. If Sublandlord does not elect to terminate this Sublease, Sublandlord shall commence and proceed with building to substantially the same condition in which it was immediately prior to the happening of the casualty. When the Building has been restored by Sublandlord, Subtenant shall complete the restoration of the Premises and the replacement of Subtenant's furniture and equipment. Sublandlord shall not be liable for any inconvenience or annoyance to Subtenant or injury to the business of Subtenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Sublandlord shall allow Subtenant an abatement of base rent during the time the Premises are untenantable. If the Premises or any other portion of the Building be damaged by fire or other casualty resulting from the fault or negligence of Subtenant or any of Subtenant's agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage and Subtenant shall be liable to Sublandlord for the cost of the repair and restoration of the Building caused thereby to the extent such cost and expense is not covered by Sublandlord's insurance proceeds.

     15. Condemnation. If the whole or substantially the whole of the Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise, or if it should be sold in lieu of condemnation, then this Sublease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building or the Premises is thus taken or sold, Sublandlord (whether or not the Premises are affected thereby) may terminate this Sublease by giving written notice thereof to Subtenant; in which event this Sublease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If this Sublease is not so terminated upon any such taking or sale, the base rental payable hereunder shall be diminished by an amount equal to the percentage of the Building or Premises taken by such condemnation, and Sublandlord shall, to the extent Sublandlord deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Sublandlord in originally constructing the Building, nor shall Sublandlord in any event be required to spend for such work an amount in excess of the amount received by Sublandlord as compensation for such damage. All amounts awarded upon a taking of any part or all of the Building or the Premises shall belong to Sublandlord and Subtenant shall not be entitled to and expressly waives any claim to such compensation. Subtenant shall however be entitled to make a separate claim for its trade fixtures, personalty and relocation expenses.

     16. Damages From Certain Causes. Sublandlord shall not be liable to Subtenant and Subtenant hereby releases Sublandlord of all liability for loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause beyond the control of Sublandlord and from liability for water damage and similar consequential damages to the Premises or to Subtenant's personalty from any cause whatsoever.

     17. Default; Remedies.

          (a) It shall be a default hereunder if (i) Subtenant shall fail to pay any rent or any other sums of money within seven (7) days after the same is due; (ii) Subtenant shall fail to comply with any provision of this Sublease or any other agreement between Sublandlord and Subtenant; (iii) the leasehold hereunder demised shall be taken on execution or other process of law in any action against Subtenant; (iv) Subtenant shall fail to promptly taken possession of and open for business in the Premises when the Premises are delivered to it; (v) Subtenant shall become insolvent or unable to pay its debts as they become due, or Subtenant notifies Sublandlord that it anticipates either condition; (vi) Subtenant takes any action to, or notifies Sublandlord that Subtenant intends to file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or a petition shall be filed against Subtenant under any such statute or Subtenant or any creditor of Subtenant notifies Sublandlord that it knows such a petition will be filed or Subtenant notifies Sublandlord that it expects such a petition to be filed; or (vii) a receiver or trustee shall be appointed for Subtenant's leasehold interest in the Premises or for all or a substantial part of the assets of Subtenant.

          (b) Upon the happening of any such events, Sublandlord may (i) cancel and terminate this Sublease and dispossess Subtenant; (ii) declare all amounts and rents due under this Sublease for the remainder of the existing term to be immediately due and payable, and thereupon all rents and other charges due hereunder to the end of the initial term or any renewal term, if applicable, shall be accelerated (in which event

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     Subtenant shall be liable to Sublandlord in damages for the excess of the amounts due hereunder over the fair rental value of the Premises over the remaining term); (iii) enter and repossess the Premises and relet the Premises for Subtenant's account, holding Subtenant liable in damages for all expenses incurred in any such reletting and for any difference between the amount of rent received from such reletting, and that due and payable under the terms of this Sublease; or (iv) enter upon the Premises and do whatever Subtenant is obligated to do under the terms of this Sublease (and Subtenant agrees to reimburse Sublandlord on demand for any expenses which Sublandlord may incur in effecting compliances with Subtenant's obligations under this Sublease and Subtenant further agrees that Sublandlord shall not be liable for any damages resulting to the Subtenant from such action).

          (c) All such remedies of Sublandlord shall be cumulative, and in addition, Sublandlord may pursue any other remedies that may be permitted by law or in equity. Forbearance by Sublandlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

          (d) In the event of a default by the Sublandlord hereunder, the Subtenant shall be entitled to all remedies provided by law including, but not limited to, the right to seek money damages from the Sublandlord.

     18. Peaceful Enjoyment. Subtenant shall, and may peacefully have, hold, and enjoy the Premises against all persons claiming by through or under Sublandlord, subject to the other terms hereof, provided that Subtenant pays the rent and other sums herein required to be paid by Subtenant and performs all of Subtenant's covenants and agreements herein contained.

     19. Holding Over. In the event of holding over by Subtenant without Sublandlord's written consent Subtenant shall pay rent equal to twice the applicable base rent plus other sums due from time to time hereunder (including Subtenant's proportionate share of Operating Expenses and Taxes). Possession by Subtenant after the expiration of this Sublease shall not be construed to extend its term. Subtenant shall be responsible for all damages suffered by Sublandlord on account of any such holding over.

     20. Subordination. This Sublease is and shall be subject and subordinate to any mortgage, deed of trust or other lien created by Sublandlord, whether presently existing or hereafter arising, upon the Premises, or upon the building, and to any renewals, refinancing and extensions thereof, but Subtenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Sublease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Subtenant agrees that it will from time to time upon request by Sublandlord execute and deliver to such persons as Sublandlord shall request a statement in recordable form certifying that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Sublease have been paid, stating that Sublandlord is not in default hereunder (or if Subtenant alleges a default stating the nature of such alleged default) and further stating such other matters as Sublandlord or its mortgagee shall reasonably require.

     21. Attorney's Fees. Subtenant agrees that Subtenant will pay, in addition to the rents and other sums agreed to be paid hereunder, all collection and court costs incurred by Sublandlord


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and Sublandlord's reasonable attorneys' fees incurred for the enforcement of
Sublandlord's rights under this Sublease. If suit be brought the prevailing party shall be entitled to recover from the other the prevailing party's costs, including reasonable attorney's fees, whether such fees and costs be incurred at trial, on appeal, in bankruptcy proceedings or otherwise.

     22. No Implied Waiver. The failure of Sublandlord to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Sublease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Subtenant or receipt by Sublandlord of a lesser amount than the monthly installment of rent due under this Sublease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Sublandlord may accept such check or payment without prejudice to Sublandlord's right to recover the balance of such rent or pursue any other remedy in this Sublease provided.

     23. Security Deposit. Subtenant has deposited with Sublandlord the sum specified as a Security Deposit in the Rent Schedule, which sum shall be retained by Sublandlord without interest as security for Subtenant's faithful performance of this Sublease. Sublandlord may commingle the security deposit with Sublandlord's other funds and Sublandlord may, from time to time, without prejudice to any other remedy, use the security deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Subtenant hereunder. Following any such application of the security deposit, Subtenant shall pay to Sublandlord on demand the amount so applied in order to restore the security deposit to its original amount. If Subtenant is not in default at the termination of this Sublease, the balance of the security deposit remaining after any such applications shall be returned by Sublandlord to Subtenant. If Sublandlord transfers its interest in the Premises during the term of this Sublease, Sublandlord may assign the security deposit to the transferee and thereafter Sublandlord shall have no further liability for the return of such Security Deposit.

     24. Notice. All notices shall be in writing, and shall be given by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party, or by prepaid telegram, when appropriate, addressed to the party to be notified at the address stated in this Sublease or such other address, notice of which has been given to the other party. Alternatively, notice to Subtenant may be effectuated by mail or delivery to the Premises. Notice shall be deemed to be given on the earlier of its delivery or the expiration of three (3) days after it is deposited in the mail in the manner described above.

     25. Severability. If any term or provision of this Sublease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Sublease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Sublease shall be valid and enforced to the fullest extent permitted by law.

     26. Time of Performance, except as expressly otherwise herein provided, with respect to all required acts of Subtenant, time is of the essence of this Sublease.

     27. Commissions. Sublandlord represents that it has not dealt with any real estate broker or salesman in connection with this Sublease except C.B. Commercial Real Estate Group, Inc., whose


                                       -7-

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commission shall be paid by Sublandlord ("Broker"). Subtenant has dealt with no other person or entity under circumstances which would create any liability for the payment of a commission by the Sublandlord, and if any other person claims a commission, Subtenant shall indemnify and hold Sublandlord harmless from liability therefor, including without limitation, the costs of defense of such claim and the fees and costs of the Sublandlord's attorney.

     28. Exhibits. Exhibits "A" and "B" are attached hereto and incorporated herein.

     29. Compliance with Master Lease. Sublandlord shall comply with all of the terms and covenants of the Master Lease. The occurrence of a default under the Master Lease which is not promptly and fully cured by the Sublandlord shall constitute a default under this Sublease. In such event, the Subtenant shall be entitled to cure the default under the Master Lease on behalf of the Sublandlord, and to offset the cost thereof against the rent due under this Sublease.

     30. Alterations to Leased Premises. Subtenant may make non-structural modifications and alterations to the interior of the Leased Premises at its own expense, and may make non-structural alterations or modifications to the exterior of the Leased Premises with prior written consent of the Sublandlord, so long as any such alterations or modifications are permitted under the Master Lease. Sublandlord's consent to any requested modifications or alterations to the exterior of the Leased Premises shall not be unreasonably withheld. Sublandlord will cooperate with and assist the Subtenant in making application for any necessary permits to the City of Miami Beach, but shall not be obligated to expend any time or money in doing so.

     IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease in multiple original counterparts as of the day and year first above written.


Witnesses:
                                            FIRST UNION NATIONAL BANK OF
                                            FLORIDA
/s/ Richard Day
- -----------------------------------
    Richard Day
- -----------------------------------         By: /s/ [ILLEGIBLE]
Name (Please Print)                            [__________________________]
                                               Name (Please Print)
                                               Its: SVP
/s/ Melissa Margolis
- -----------------------------------                    "Sublandlord"
    Melissa Margolis
- -----------------------------------
Name (Please Print)
As to Sublandlord


                                            SCHOCHET SECURITIES, INC., a
                                            Florida corporation

- -----------------------------------

[_________________________________]
Name (Please Print)

                                            By: /s/ L. Donald Yarkin
                                                --------------------------------
                                                L. Donald Yarkin
                                                Its President
- -----------------------------------

[_________________________________]
Name (Please Print)                                  "Subtenant"
As to Subtenant

                                   EXHIBIT "B"

                         Building Rules and Regulations


     Subtenant's use of the Building and Premises shall be governed by the following rules, which Sublandlord shall enforce on a uniform basis. Sublandlord reserves the right to unilaterally amend or add to the rules, and such amendments and additions shall be effective when notice of the same is given to Subtenant in the manner provided in the Lease.

     1. Except as otherwise provided in the Sublease, nothing shall be displayed, painted or affixed by Subtenant on any part of the exterior or interior of the Building (except within the Premises) without the prior consent of Sublandlord, and then only of such color, size, style and material as shall be approved by Sublandlord. Nothing shall be placed in the Premises which may be visible from the exterior of the Building (including window treatments) without the prior written consent of Sublandlord.

     2. No additional or replacement locks shall be placed on any door of the Premises and Subtenant shall not permit duplicate keys to be made. Additional keys shall be procured from Sublandlord and paid for by Subtenant. Subtenant shall be solely responsible for the security of keys to the Premises. All keys furnished to subtenant shall be surrendered to Sublandlord at the termination of the Term.

     3. If Subtenant desires additional wiring connections, Sublandlord shall direct the electricians as to where the wires are to be introduced and without such directions no boring or cutting for wiring shall be permitted.

     4. Subtenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heat generating device or air conditioning apparatus or kitchen equipment in or about the Premises or carry on any mechanical business therein. Subtenant shall not install any vending machines other than for use by its employees.

     5. The common areas of the Building shall not be obstructed by Subtenant or used in any way except for ingress and egress to and from the offices. Subtenant shall place no objects outside its premises.

     6. The bathroom fixtures shall not be used for purposes other than those for which they were constructed. The cost of repairing any damage caused by Subtenant resulting from misuse of such fixtures shall be borne by Subtenant.

     7. Subtenant shall not permit littering of the common areas of the Building.

     8. Subtenant shall not make any noises, cause disturbances or vibrations or use of any electrical or electronic devices or other devices that emit sound or other waves or disturbances or create odors, any of which may be offensive to other tenants of the Building or which would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not place or install any musical instrument or equipment or ior approval of Sublandlord. The use thereof, if permitted, shall be subject to the control of Sublandlord to the end that others shall not be disturbed or annoyed.

     9. Subtenant shall not waste utility services and shall cooperate fully with Sublandlord to assure the most effective operation of the Building's HVAC system and shall not adjust any controls other than thermostats installed for Subtenant's use. Subtenant shall keep corridor door(s) closed.

                                   EXHIBIT "A"

                                  Rent Schedule

     A. The rent due for the first three months of the initial lease term shall be abated and shall not be paid by the Subtenant to the Sublandlord. The payment of rent shall commence on August 1, 1993 and continue throughout the initial lease term and all renewals. The monthly base rent payable in advance on the first day of each month during the term hereof is:

          1. For the nine months commencing August 1, 1993 and ending on the last day of April, 1994, the sum of $3,833.33 per month.

          2. For each of the next succeeding twelve months, commencing with the payment due May 1, 1994, the sum of $4,000.00 per month.

          3. For each of the next succeeding twelve months, commencing with the payment due May 1, 1995, the sum of $4,250.00 per month.

          4. For each of the next succeeding twelve months, commencing with the payment due May 1, 1996, the sum of $4,750.00 per month.

          5. For each of the next succeeding twelve months, commencing with the payment due May 1,1 997, the sum of $5,000.00.

     B. In addition to the foregoing payments of rent, Subtenant shall pay to Sublandlord the applicable Florida sales tax due thereon.

     C. The security deposit required by paragraph 24 of the Sublease is $7,250.00, + $4,750 carry over from prior lease at 523 A.G.R.

     10. Subtenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secure.

     11. No animals, birds, bicycles or other vehicles shall be allowed in any part of the Building without the prior consent of Sublandlord.

     12. Any person or persons (other than the janitor of Sublandlord) who shall be employed for the purpose of cleaning or maintaining the Premises shall be employed at Subtenant's cost, subject to the terms of the Lease, and Sublandlord shall in no way be responsible for any loss of property on or from the Premises, however occurring, by a janitor. Subtenant shall report any deficiency in the services provided by Sublandlord or its agent.

     13. Subtenant shall not accumulate or store on the Premises any waste paper, discarded records, books, paper files, sweepings, rags, rubbish or other combustible matter.

     14. Subtenant shall not make any room to room canvass to solicit business from other tenants in the Building and shall not exhibit, sell or offer to sell, use, rent or exchange any item or service in or from the Premises unless within the Permitted Use.

     15. Sublandlord reserves the right to exclude from the Building all disorderly persons, persons under the influence of alcohol or controlled substances, idlers and peddlers, solicitors, and persons entering in crowds or in such unusual numbers as to cause inconvenience to the tenants of the Building.

     16. Any parking spaces included in the Lease shall be used only for the personal automobiles of Subtenant and its employees and guests (no trucks, motor homes and the like), Sublandlord reserves the right to designate locations for one or more of such parking spaces. Upon Sublandlord's request, Subtenant promptly shall furnish Sublandlord and the names, vehicle descriptions and vehicle license numbers of each authorized user of Subtenant's parking spaces. Subtenant shall be liable for all costs and expenses suffered or incurred by Sublandlord in the towing of illegally parked vehicles of Subtenant, its employees or guests.

     17. Subtenant shall comply with all conditions of the Lease in connection with its use and occupancy of the Premises.

     18. All deliveries to the Premises shall be subject to the reasonable control of Sublandlord as to place and time.

STATE OF FLORIDA
COUNTY OF DUVAL

     The foregoing instrument was acknowledged before me this 26th day of April, 1993, by Neil C. King, as SVP of First Union National Bank of Florida, a national banking association, on behalf of the association. He/she is personally known to me.

                                              /s/ Gail Olsen
                                              ----------------------------------
                                                  Gail Olsen        (Print Name)
                                              ----------------------------------
                                              Notary Public, State of Florida
                                              My Commission expires:
                                              #067593
                                                 GAIL M. OLSEN, NOTARY PUBLIC
                                                        STATE OF FLORIDA
                                                 MY COMMISSION EXPIRES 11/29/94

STATE OF FLORIDA
COUNTY OF BROWARD

     The foregoing instrument was acknowledged before me this ____ day of 30 March, 1993, by L. Donald Yarkin, as President of Shochet Securities, Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced Driv. Lic. as identification and did (did not) take an oath.

                                              /s/ Lynn Herman
                                              ----------------------------------
                                                  Lynn Herman       (Print Name)
                                              ----------------------------------
                                              Notary Public, State of Florida
                                              My Commission expires:

NOTARY PUBLIC STATE OF FLORIDA
MY COMMISSION EXP. DEC. 11, 1994
BONDED THRU GENERAL INS. UND.

                               JOINDER AND CONSENT

     The undersigned, SHELDON REALTY, d/b/a MURRAY M. SHELDON, as landlord under the Master Lease (as defined in the foregoing Sublease) consents to the subletting of the Premises pursuant to the Sublease, and agrees that in all instances under the Master Lease in which the right of consent or approval is reserved unto the undersigned, it will not unreasonably withhold such consent or approval. The undersigned acknowledges that the Sublandlord's term under the Master Lease expires at midnight on January 14, 1996 and that the Sublandlord may elect to permit the Master Lease to terminate rather than to exercise its right to renew for an additional term. Should the Sublandlord elect to permit the Master Lease to expire in 1996, and the Sublease is then in effect, and so long as no default exists under the Master Lease or under the Sublease, the undersigned agrees that is will recognize the Sublease and the Ssubtenant thereunder as fully and completely as if the undersigned were the Sublandlord thereunder, and will at that time ratify and affirm the covenants of non-disturbance and peaceful and quiet enjoyment contained therein. Should there be a default under the Master Lease, the undersigned agrees to give written notice to the Subtenant of such default within twenty (20) days of the Sublandlord's failure to cure the same, and to permit the Subtenant an opportunity to cure such default swithin twenty (20) days following notice threof. Should the Subtenant cure the default within the time provided, the undersigned shall terminate the Master Lease and recognize the Sublease and the Subtenant thereunder as fully and completely as if the undersigned were the Sublandlord thereunder, and will at that time ratify and affirm the covenants of non-disturbance and peaceful and quiet enjoyment contained therein.

     DATED the 23 day of March, 1993.

                                                SHELDON REALTY, d/b/a MURRAY M.
                                                SHELDON



                                            By: /s/ Murray M. Sheldon
                                                --------------------------------
                                                Its owner

                                   EXHIBIT "B"

                         Building Rules and Regulations

     Subtenant's use of the Building and Premises shall be governed by the following rules, which Sublandlord shall enforce on a uniform basis. Sublandlord reserves the right to unilaterally amend or add to the rules, and such amendments and additions shall be effective when notice of the same is given to Subtenant in the manner provided in the Lease.

     1. Except as otherwise provided in the Sublease, nothing shall be displayed, painted or affixed by Subtenant on any part of the exterior or interior of the Building (except within the Premises) without the prior consent of Sublandlord, and then only of such color, size, style and material as shall be approved by Sublandlord. Nothing shall be placed in the Premises which may be visible from the exterior of the Building (including window treatments) without the prior written consent of Sublandlord.

     2. No additional or replacement locks shall be placed on any door of the Premises and Subtenant shall not permit duplicate keys to be made. Additional keys shall be procured from Sublandlord and paid for by Subtenant. Subtenant shall be solely responsible for the security of keys to the Premises. All keys furnished to Subtenant shall be surrendered to Sublandlord at the termination of the Term.

     3. If Subtenant desires additional wiring connections, Sublandlord shall direct the electricians as to where the wires are to be introduced and without such directions no boring or cutting for wiring shall be permitted.

     4. Subtenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heat generating device or air conditioning apparatus or kitchen equipment in or about the Premises or carry on any mechanical business therein. Subtenant shall not install any vending machines other than for use by its employees.

     5. The common areas of the Building shall not be obstructed by Subtenant or used in any way except for ingress and egress to and from the offices. Subtenant shall place no objects outside its premises.

     6. The bathroom fixtures shall not be used for purposes other than those for which they were constructed. The cost of repairing any damage caused by Subtenant resulting from misuse of such fixtures shall be borne by Subtenant.

     7. Subtenant shall not permit littering of the common areas of the Building.

     8. Subtenant shall not make noises, cause disturbances or vibrations or use any electrical or electronic devices or other devices that emit sound or other waves or disturbances or create odors, any of which may be offensive to other tenants of the Building or which would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not place or install any musical instrument or equipment or any similar device inside or outside the Premises without the prior approval of Sublandlord. The use thereof, if permitted, shall be subject to the control of Sublandlord to the end that others shall not be disturbed or annoyed.

     9. Subtenant shall not waste utility services and shall cooperate fully with Sublandlord to assure the most cost effective operation of the Building's HVAC system and shall not adjust any controls other than thermostats installed for Subtenant's use. Subtenant shall keep corridor door(s) closed.

     10. Subtenant assumes full responsibility for protecting its space from theft, robbery and pilferage, which includes keeping doors locked and other means of entry to the Premises closed and secure.

     11. No animals, birds, bicycles or other vehicles shall be allowed in any part of the Building without the prior consent of Sublandlord.

     12. Any person or persons (other than the janitor of Sublandlord) who shall be employed at Subtenant's cost, subject to the terms of the Lease, and Sublandlord shall in no way be responsible for any loss of property on or from the Premises, however occurring, by a janitor. Subtenant shall report any deficiency in the services provided by Sublandlord or its agent.

     13. Subtenant shall not accumulate or store on the Premises any waste paper, discarded records, books, paper files, sweepings, rags, rubbish or other combustible matter.

     14. Subtenant shall not make any room t0 room canvass to solicit business from other tenants in the Building and shall not exhibit, sell or offer to sell, use, rent or exchange any item or service in or from the Premises unless within the Permitted Use.

     15. Sublandlord reserves the right to exclude from the Building all disorderly persons, persons under the influence of alcohol or controlled substances, idlers and peddlers, solicitors, and persons entering in crowds or in such unusual numbers as to cause inconvenience to the tenants of the Building.

     16. Any parking spaces included in the Lease shall be used only for the personal automobiles of Subtenant and its employees and guests (no trucks, motor homes and the like). Sublandlord reserves the right to designate locations for one or more of such parking spaces. Upon Sublandlord's request, Subtenant promptly shall furnish Sublandlord the names, vehicle descriptions and vehicle license numbers of each authorized user of Subtenant's parking spaces. Subtenant shall be liable for all costs and expenses suffered or incurred by Sublandlord in the towing of illegally parked vehicles of Subtenant, its employees or guests.

     17. Subtenant shall comply with all conditions of the Lease in connection with its use and occupancy of the Premises.

     18. All deliveries to the Premises shall be subject to the reasonable control of Sublandlord as to place and time.